Exhibit 99.1

HERBALIFE INTERNATIONAL, INC. TO HOLD CONFERENCE ON FEB. 23

HERBALIFE INTERNATIONAL, INC.
ANNOUNCES 2003 FOURTH QUARTER EARNINGS CONFERENCE CALL

LOS ANGELES, CALIFORNIA — February 23, 2004 — Herbalife International, Inc. ("Herbalife") and its parent company WH Intermediate Holdings Ltd., today announced that they will hold a conference call to discuss financial results for the fourth quarter of 2003 on Monday, February 23, 2004 at 11:00 AM PST/2:00 PM EST.

The conference call can be accessed by:

Dial In:

800-298-9646 (Domestic)

904-779-4740 (International)

Chairperson: Bill Lowe

A playback of the call will be available until midnight Central Standard Time on March 1, 2004:

Playback Dial In:

800-252-6030 (Domestic)

402-220-2491 (International)

Access # 22183510

About Herbalife International, Inc.

                Founded in 1980 as a California limited partnership, Herbalife has become one of the largest weight management and nutritional supplement firms in the world.  Herbalife offers a wide range of weight management products, nutritional supplements and personal care products intended to support weight loss and a healthy lifestyle. As of December 31, 2003, Herbalife conducted business in 58 countries in Asia/Pacific Rim, Europe and the Americas.  Herbalife products are available only through a network of independent distributors who purchase the products directly from Herbalife.

                This conference call includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operation; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements or assumptions underlying any of the foregoing.  Forward-looking statements may include the words "may," "will," "estimate," "intend," "continue," "believe," "expect" or "anticipate" and other similar words.

                Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed on this conference call.  Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following: our relationships with our distributors; regulatory matters governing our products or network marketing system; adverse publicity associated with our products and network marketing organization; uncertainties relating to the application of transfer pricing and similar tax regulations; taxation relating to distributors; product liability claims; our reliance on outside manufacturers and suppliers; risks associated with operating internationally, including foreign regulations, foreign exchange risks, trade restrictions, and political, economic and social instability; terrorist attacks and acts of war; concentration of retail sales in a small number of countries; risks associated with one product constituting a significant portion of retail sales; dependence on increased penetration of existing markets; the competitive nature of our business; our substantial indebtedness; and our ability to generate sufficient cash.

CONTACT:

WILLIAM D. LOWE

SENIOR VICE PRESIDENT,

PRINCIPAL FINANCIAL AND ACCOUNTING

HERBALIFE INTERNATIONAL, INC.

(310) 410-9600

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